UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2024

Kennedy Lewis Capital Company

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	814-01603 (Commission File Number)	88-6117755 (IRS Employer Identification Number)

225 Liberty St. Suite 4210 New York, New York 10281 (Address of Principal Executive Offices, Zip Code) (212) 782-3842 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 3.02. Unregistered Sale of Equity Securities.

On June 1, 2024, Kennedy Lewis Capital Company (the “Company”) sold 2,279,887 unregistered shares of the Company’s common shares of beneficial interest, par value $0.01 per share (the “Common Shares”) (with the final number of Common Shares issued being determined on June 21, 2024) pursuant to subscription agreements entered into with participating investors for aggregate consideration of $46,304,500.

The Common Shares were sold in a private placement in the United States under the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder (the “Private Offering”).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of June 24, 2024, the Board of Trustees of the Company (the “Board”) entered into the Company’s Second Amended and Restated Agreement and Declaration of Trust (the “Second Amended and Restated Declaration of Trust”) in connection with a proposed public offering of the Company’s Common Shares (the “Public Offering”). In connection with the Public Offering, the Company filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form N-2, which the SEC declared effective on June 24, 2024 pursuant to a Notice of Effectiveness, to register the Common Shares under the Securities Act of 1933, as amended.

As described in the Company’s definitive proxy statement filed with the SEC on November 15, 2023, the Second Amended and Restated Declaration of Trust reflects certain revisions based on the requirements set forth in the North American Securities Administrators Association Omnibus Guidelines.

The foregoing description of the Second Amended and Restated Declaration of Trust does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Declaration of Trust, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01. Other Events.

Net Asset Value

As of May 31, 2024, the net asset value per share of the Common Shares was $20.31.

As of May 31, 2024, the Company’s aggregate net asset value was $283,748,940 and the fair value of the Company’s investment portfolio was $459,746,542.

Status of Private Offering

The following table lists the final number of Common Shares issued and total consideration for the Private Offering.

	Common Shares Issued	Total Consideration
Common Shares	15,597,675	$313,455,957

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1	Second Amended and Restated Agreement and Declaration of Trust

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kennedy Lewis Capital Company

Date:	June 27, 2024	By:	/s/ Anthony Pasqua
Name: Anthony Pasqua Title: Chief Financial Officer